Exhibit(o) under Form N-1A
                                              Exhibit(24) under Item 601/Reg.S-K

                                   POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of Money Market Obligations Trust and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                  TITLE                     DATE
----------                  -----                     ----



/S/ JOHN F. DONAHUE              Chairman and Trustee        February 10, 2000
-------------------
John F. Donahue                  (Chief Executive Officer)



/S/ J. CHRISTOPHER DONAHUE       President and Trustee       February 10, 2000
--------------------------
J. Christopher Donahue

/S/ RICHARD J. THOMAS            Treasurer                   February 10, 2000
---------------------
Richard J. Thomas                (Principal Financial and
                                 Accounting Officer)


/S/ THOMAS G. BIGLEY             Trustee                     February 10, 2000
--------------------
Thomas G. Bigley

/S/ JOHN T. CONROY, JR.          Trustee                     February 10, 2000
------------------------
John T. Conroy, Jr.



/S/ LAWRENCE D. ELLIS, M.D.      Trustee                     February 10, 2000
---------------------------
Lawrence D. Ellis, M.D.


SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----



/S/ PETER E. MADDEN              Trustee                     February 10, 2000
-------------------
Peter E. Madden

/S/ JOHN E. MURRAY, JR.          Trustee                     February 10, 2000
------------------------
John E. Murray, Jr.



/S/ MARJORIE P. SMUTS            Trustee                     February 10, 2000
---------------------
Marjorie P. Smuts

Sworn to and subscribed before me this 16th day of FEBRUARY , 2000
                                                  ----------




/S/ JANICE L. BERGER

Janice L. Berger

                                   POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of Money Market Obligations Trust and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                  TITLE                     DATE
----------                  -----                     ----



/S/ WILLIAM D. DAWSON, III       Chief Investment Officer    February 10, 2000
--------------------------
William D. Dawson, III




Sworn to and subscribed before me this 16th day of FEBRUARY , 2000
                                                  ----------




/S/ JANICE L. BERGER

Janice L. Berger

                                   POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of Money Market Obligations Trust and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                  TITLE                     DATE
----------                  -----                     ----



/S/ NICHOLAS P. CONSTANTAKIS     Trustee                     February 10, 2000
----------------------------
Nicholas P. Constantakis

Sworn to and subscribed before me this 16th day of FEBRUARY , 2000
                                                  ----------




/S/ JANICE L. BERGER

Janice L. Berger

                                   POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of Money Market Obligations Trust and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                  TITLE                     DATE
----------                  -----                     ----



/S/ CHARLES F. MANSFIELD, JR.    Trustee                     February 10, 2000
-----------------------------
Charles F. Mansfield, Jr.




Sworn to and subscribed before me this 16th day of FEBRUARY , 2000
                                                  ----------




/S/ JANICE L. BERGER

Janice L. Berger

                                   POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of Money Market Obligations Trust and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                  TITLE                     DATE
----------                  -----                     ----



/S/ JOHN S. WALSH                Trustee                     February 10, 2000
-----------------
John S.Walsh

Sworn to and subscribed before me this 16th day of FEBRUARY , 2000
                                                  ----------




/S/ JANICE L. BERGER

Janice L. Berger

                                   POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of Money Market Obligations Trust and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                  TITLE                     DATE
----------                  -----                     ----



/S/ JOHN F. CUNNINGHAM           Trustee                     February 10, 2000
----------------------
John F. Cunningham

Sworn to and subscribed before me this 16th day of FEBRUARY , 2000
                                                  ----------




/S/ JANICE L. BERGER

Janice L. Berger